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                                                                   EXHIBIT 10.23

                                     FORM OF

                          REGISTRATION RIGHTS AGREEMENT

      REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of December [__], 2001, by and between Expedia, Inc., a Washington corporation (the "COMPANY"), and USA Networks, Inc., a Delaware corporation ("USA").


                              W I T N E S S E T H:

      WHEREAS, USA, the Company, Taipei, Inc., a wholly owned subsidiary of USA ("MERGER SUB"), Microsoft Corporation and Microsoft E Holdings, Inc., have entered into the Amended and Restated Agreement and Plan of Recapitalization and Merger, dated as of July 15, 2001 (the "MERGER AGREEMENT"), providing for, among other things, the Transactions on the terms and subject to the conditions set forth therein (capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Merger Agreement);

      WHEREAS, pursuant to Section 8.15 of the Merger Agreement, the Company has agreed to grant to USA the registration rights set forth herein with respect to the Registrable Securities (as defined herein);

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration given to each party hereto, the receipt of which is hereby acknowledged, the parties agree as follows:

1.    REGISTRATION RIGHTS

1.1   DEFINITIONS

      For purposes of this Agreement, the following terms have the following meanings:

      "COMPANY CLASS B COMMON STOCK" means shares of Company Class B common stock, par value $.01 per share, of the Company;

      "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      "SECURITIES ACT" means the Securities Act of 1933, as amended.

      "FORM S-3" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that similarly permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

      "HOLDER" means USA, any controlled subsidiary of USA or any person who is added as a party pursuant to the terms of this Agreement, and any assignee thereof. USA and any

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subsequent Holder under this Agreement shall be set forth on SCHEDULE A to this
Agreement (except in the case of any controlled subsidiary of USA).

      "LOSSES" have the meaning assigned to that term in Section 1.9(a).

      "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or order of effectiveness of such registration statement or document.

      "REGISTRABLE SECURITIES" means (i) the Company Class B Common Stock, (ii) any common stock or other securities of the Company acquired from the Company following the date hereof that are or become publicly listed on a national securities exchange or quoted on the Nasdaq National Market, and (iii) any common stock or other securities of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any of the securities described under clauses (i) or (ii), in each case owned by a Holder and excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which its rights under this Agreement are not assigned.

      "SEC" means the Securities and Exchange Commission.

      "VIOLATION" has the meaning assigned to that term in Section 1.9(a).

1.2   REQUEST FOR REGISTRATION

      (a) If the Company shall receive at any time a written request from USA (and/or other Holders that have been assigned registration rights in accordance with the terms hereof) that the Company file a registration statement (a "Registration Statement") under the Securities Act covering the registration of the Registrable Securities at an aggregate proposed offering price (before deduction of underwriting discounts and commissions) of at least $50,000,000 (or if USA or the Holder requesting registration owns Registrable Securities aggregating to less than $50,000,000, all Registrable Securities then owned by USA or such Holder, provided in the case of a Holder other than USA, that such requesting Holders in the aggregate represent at least 30% of the then-outstanding Registrable Securities owned by all Holders), then the Company shall, within 20 days after the receipt of such request, give written notice of such request to all other Holders, if any, and shall, subject to the limitations set forth below, use its reasonable best efforts to effect as soon as practicable the registration under the Securities Act of all Registrable Securities that USA and/or the other Holders, if any, request to be registered in a written request to be given within 20 days of the mailing of such notice by the Company. The Company shall use its reasonable best efforts to keep the Registration Statement continuously effective for the period beginning on the date on which the Registration Statement is declared effective and ending on the earlier of (i) the first date that there are no Registrable Securities covered by such Registration Statement, and (ii) the first anniversary thereof. During the period during which the Registration Statement is effective, the Company shall supplement or make amendments to the Registration Statement, if required by the Securities Act or if reasonably requested by USA or any underwriter of Registrable Securities, including to reflect any specific plan of distribution or method of sale, and shall use its reasonable best efforts to have such supplements and amendments declared effective, if required, as soon as practicable after filing; PROVIDED, that the

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Company may suspend the effectiveness of such Registration Statement (for up to
90 days in any 12-month period) if and for so long as the Board of Directors of the Company determines that such registration would require premature disclosure of material information relating to a pending corporate development. If the Company makes the determination contained in the proviso of the preceding sentence, an executive officer of the Company shall certify such conclusion in writing to USA, providing a reasonable explanation of the basis therefor. Nothing herein shall be interpreted as affecting the right of the Holder to sell all or any Registrable Shares in compliance with Rule 144 or 145.

      (b) The Company shall not be obligated to effect more than one registration under this Section 1.2 in any 12-month period.

1.3   COMPANY REGISTRATION

      If the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its common stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration relating to a corporate merger, reorganization or other transaction under Rule 145 of the Securities Act or a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities), the Company shall, at each such time, promptly give each Holder of Registrable Securities written notice of such registration. Upon the written request of each such Holder given within 20 days after the mailing of such notice by the Company, the Company shall use commercially reasonable efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered. In the event that the Company decides for any reason not to complete the registration of shares of its common stock other than Registrable Securities, the Company shall have no obligation under this Section 1.3 to continue with the registration of Registrable Securities. Any request pursuant to this Section 1.3 to register Registrable Securities as part of an underwritten public offering of common stock shall specify that such Registrable Securities are to be included in the underwriting on the same terms and conditions as the shares of common stock otherwise being sold through underwriters under such registration.

1.4   OBLIGATIONS OF THE COMPANY

      Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

      (a) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

      (b) Take all lawful action such that each of (i) the registration statement and any amendment thereto does not, when it becomes effective, contain an untrue

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            statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) any prospectus, and any amendment or supplement thereto, does not at any time during the Effective Period, as applicable, include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      (c) Prior to the filing with the SEC of any registration statement (including any amendments thereto) and the distribution or delivery of any prospectus (including any supplements thereto) pursuant to this Agreement, provide draft copies thereof to the Holders and reflect in such documents all such comments as USA and its counsel (as long as USA is a Holder) reasonably may propose.

      (d) Furnish to the Holders such copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request to facilitate the disposition of all securities covered by such registration statement.

      (e) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holders to consummate the public sale or other disposition in such jurisdictions, provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

      (f) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such registration shall also enter into and perform its obligations under such an agreement.

      (g) Notify each Holder of Registrable Securities covered by such registration statement, during the time when a prospectus is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

      (h) At the request of any Holder selling Registrable Securities in such registration, furnish on the date that such Registrable Securities are delivered to the underwriters for sale in connection with such registration (i) an opinion, dated such date, of legal counsel representing the Company for the purposes of such

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            registration, in form and substance as is customarily given by
            Company counsel to underwriters in an underwritten public offering, addressed to the underwriters and (ii) a letter, dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

      (i) List the Registrable Securities being registered on any national securities exchange or quotation system on which a class of the Company's equity securities is listed.

      (j) Take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Holders of their Registrable Securities in accordance with the intended methods therefor provided in the prospectus which are customary for issuers to perform under the circumstances.

      (k) In the event of an underwritten offering, promptly include or incorporate in a prospectus supplement or post-effective amendment to the registration statement such information as the managing underwriters reasonably agree should be included therein and to which the Company does not reasonably object and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such prospectus supplement or post-effective amendment.

      (l) Provide a transfer agent and registrar for the securities being registered and a CUSIP number, not later than the effective date of the registration statement.

1.5   FURNISH INFORMATION

      It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be reasonably required to effect the registration of their Registrable Securities and shall execute such documents, customary for a registration of the type contemplated, in connection with such registration as the Company may reasonably request.

1.6   INSPECTION OF RECORDS

      The Company shall make reasonably available for inspection by the Holders, any underwriter participating in any disposition pursuant to a registration statement prepared under this Agreement, and any attorney, accountant or other agent retained by a Holder or any such underwriter all relevant financial and other records, and pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by a Holder or any such underwriter, attorney, accountant

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or agent in connection with such registration statement, in each case, as is customary for similar due diligence examinations; PROVIDED, HOWEVER, any party receiving such information shall enter into a customary confidentiality agreement with the Company to the effect that all records, information and documents that are designated in writing by the Company, in good faith, as confidential, proprietary or containing any material non-public information shall be kept confidential by the Holder and any such underwriter, attorney, accountant or agent, unless such disclosure is made pursuant to judicial process in a court proceeding (after first giving the Company an opportunity promptly to seek a protective order or otherwise limit the scope of the information sought to be disclosed) or is required by law, or such records, information or documents become available to the public generally or through a third party not in violation of an accompanying obligation of confidentiality; provided further that the foregoing shall be conducted in a manner which does not disrupt in any significant respect the conduct by the Company of its business. Such inspection and information gathering shall, to the maximum extent possible, be coordinated on behalf of the Holders and the other parties entitled thereto by one firm of counsel designated by and on behalf of the Holders, which counsel shall be reasonably satisfactory to the Company.

1.7   EXPENSES OF REGISTRATION

      (a) In connection with any registration pursuant to Section 1.2, the Company shall be responsible for all fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation of the Registration Statement and in complying with applicable securities and blue sky laws (including, without limitation, all attorney's fees of the Company), and Holders shall be responsible for all printing costs, listing fees, SEC filing fees, underwriting fees, and/or brokerage discounts, fees and commissions, if any, applicable to the Registrable Securities being registered and the fees and expenses of their respective counsels.

      (b) In connection with any registration pursuant to Section 1.3, the Company shall be responsible for the payment of all expenses of the registration, with the exception of (i) underwriting discounts and commissions, which shall be paid by the Company, the Holders and any other selling holders of the Company's securities in proportion to the aggregate value of the securities offered for sale by each of them, and (ii) the fees and expenses of more than one law firm acting as counsel to the selling Holders selected by a majority in interest of the selling Holders, which additional counsel, if any, shall be paid by the Holder or Holders that engage such counsel. The expenses to be paid by the Company shall include, without limitation, all registration, filing and qualification fees, printing and accounting fees, and the fees and disbursements of counsel for the Company.

1.8   UNDERWRITING REQUIREMENTS

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      (a)   In the event that the Holders desire to use an underwriter in connection with any sales of Registrable Securities hereunder, USA shall select such underwriter, which shall be reasonably acceptable to Expedia.

      (b) The Company shall not be required under Section 1.3 to include any of the Holders' securities in an underwritten offering of the Company's securities unless such Holders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If the underwriters advise the Company that marketing factors require a limitation on the number of shares, including Registrable Securities, to be included in such offering, then the Company shall so advise all Holders of Registrable Securities that would otherwise have been underwritten pursuant to
            Section 1.3, and the number of shares, including Registrable Securities, that may be included in the registration shall be apportioned first to the Company, then pro rata among the selling Holders according to the total amount of Registrable Securities held by such Holders at the time of registration, then pro rata among any other selling shareholders according to the total amount of securities otherwise entitled to be included therein owned by each such other selling shareholder, or in such other proportions as shall mutually be agreed to by such selling shareholders; provided that in no event shall the amount of securities of the selling Holders included in the registration be reduced below 30% of the total amount of securities included in such registration.

1.9   INDEMNIFICATION

      In the event any Registrable Securities are included in a registration statement under this Agreement:

      (a) To the fullest extent permitted by law, the Company will indemnify and hold harmless each Holder and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act, against all expenses (including legal fees and costs), losses, claims, damages (including settlement amounts) or liabilities (joint or several) (collectively, "LOSSES") to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such Losses arise out of or are based upon any of the following statements, omissions or violations (collectively, a "VIOLATION"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law. The Company will reimburse (as incurred) each such Holder, underwriter or controlling person for any Losses reasonably incurred by them in connection with investigating or defending any Violations; provided, however, that the indemnity agreement contained in this

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            Section 1.9(a) shall not apply to amounts paid in settlement of any claims for Violations if such settlement is made without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any Losses to the extent that such Losses arise out of or are based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by, or on behalf of, any such Holder, underwriter or controlling person.

      (b) To the fullest extent permitted by law, each selling Holder will indemnify and hold harmless the Company and its officers and directors and each other Holder selling securities in such registration statement, and any person who controls any of the foregoing within the meaning of the Securities Act or the Exchange Act, against any Losses to which the Company or such officer, director or other selling Holder or controlling person may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such Losses arise out of or are based upon any Violation that occurs in reliance upon and in conformity with written information furnished by, or on behalf of, such Holder expressly for use in connection with such registration; and each such Holder will reimburse (as incurred) any Losses reasonably incurred by the Company or its officers or directors or other selling Holders or controlling persons in connection with investigating or defending any Violations; provided, however, that
            (i) the indemnity agreement contained in this Section 1.9(b) shall not apply to amounts paid in settlement of any claims for Violations if such settlement is made without the consent of the Holder, which consent shall not be unreasonably withheld and (ii) the obligations of such Holders shall be limited to an aggregate amount equal to the gross proceeds before deducting for expenses and commissions to each such Holder of Registrable Securities sold as contemplated herein.

      (c) Promptly after receipt of notice of the commencement of any action (including any governmental action), an indemnified party will, if a claim is to be made against any indemnifying party under this
            Section 1.9, deliver to the indemnifying party a written notice of the commencement, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the opinion of counsel for the indemnified party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in the proceeding. The failure to deliver written notice to the indemnifying party within a reasonable period of time after notice of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.9 only to the extent such failure actually prejudices its ability to defend such action, but the omission to deliver written notice to the indemnifying party will not relieve it of

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            any liability that it may have to any indemnified party otherwise than under this Section 1.9.

      (d) If the indemnification provided for in this Section 1.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Losses, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violations that resulted in such Losses as well as any other relevant equitable considerations; provided, that, in no event shall any contribution by a Holder under this Section 1.9(d) exceed the gross proceeds before expenses and commissions to each such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the Violation resulting in such Losses relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such Violation.

      (e) The obligations of the Company and Holders under this Section 1.9 shall survive the completion of any offering of Registrable Securities and the termination of Registration Rights pursuant to
            Section 1.13.

1.10  REPORTS UNDER THE SECURITIES ACT

      With a view to making available to the Holders the benefits of SEC Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to use commercially reasonable efforts to:

      (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after 90 days from the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

      (b) Take such action as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

      (c) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

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      (d)   Furnish to any Holder, so long as the Holder owns any Registrable
            Securities, promptly upon request (i) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such Form S-3.

1.11  ASSIGNMENT OF REGISTRATION RIGHTS; SENIORITY

      The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned by a Holder to a transferee or assignee of such securities who shall, upon such transfer or assignment, be deemed a "Holder" under this Agreement; provided that prior to such transfer the transferee agrees to be bound by the terms and conditions of this Agreement and that the Company is, within a reasonable period of time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned.

      The Company, without the consent of USA, shall not grant any registration rights to another Person that would result in such person having a priority over USA in connection with any request for registration by USA hereunder (or a request by USA to be included in a Company registration pursuant to Section 1.3).

1.12  TERMINATION OF REGISTRATION RIGHTS

      The registration rights granted under this Agreement shall terminate with respect to a Holder (i) automatically on the termination of the Merger Agreement, in accordance with its terms, or (ii) at such time as a Holder no longer holds any Registrable Securities.

2.    MISCELLANEOUS

2.1   NOTICES

      Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) upon confirmation of receipt by fax by the party to be notified, (c) one business day after deposit with a reputable overnight courier, prepaid for overnight delivery and addressed as set forth in (d), or (d) three days after deposit with the United States Post Office, postage prepaid, registered or certified with return receipt requested and addressed to the party to be notified at the addresses and fax numbers (as applicable) specified in the Merger Agreement.

2.2   AMENDMENTS AND WAIVERS

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      Any term of this Agreement may be amended and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and USA.

2.3   GOVERNING LAW; JURISDICTION; VENUE; JURY TRIAL

      (a) This Agreement shall be governed and construed exclusively in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law principles.

      (b) Each party hereto irrevocably submits to the jurisdiction of any Delaware state court or any federal court sitting in the State of Delaware in any action arising out of or relating to this Agreement, and hereby irrevocably agrees that all claims in respect of such action may be heard and determined in such Delaware state or federal court. Each party hereto hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The parties hereto further agree, to the extent permitted by law, that final and unappealable judgment against any of them in any action or proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which shall be conclusive evidence of the fact and amount of such judgment.

      (c) To the extent that any party hereto has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, each party hereto hereby irrevocably waives such immunity in respect of its obligations with respect to this Agreement.

      (d) Each party hereto waives, to the fullest extent permitted by applicable laws, any right it may have to a trial by jury in respect of any action, suit or proceeding arising out of or relating to this Agreement. Each party hereto certifies that it has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications set forth above in this Section 2.3.

2.4   SUCCESSORS AND ASSIGNS

      The terms and conditions of this Agreement shall inure to the benefit of, be enforceable by, and be binding on the respective successors and assigns of the parties as provided herein.

2.5   SEVERABILITY

      If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of this

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Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

2.6   ENTIRE AGREEMENT; COUNTERPARTS

      This Agreement constitutes the entire agreement between the parties about its subject and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, which together shall constitute one instrument.


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      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    COMPANY

                                    EXPEDIA, INC.


                                    --------------------------------------------
                                    By:    Richard N. Barton
                                    Its:   President and Chief Executive Officer

                                    Address:    13810 SE Eastgate Way, Suite 400
                                                Bellevue, WA 98005
                                    Fax:        (425) 564-7242
                                    Telephone:  (425) 564-7314



                                    HOLDER

                                    USA NETWORKS, INC.


                                    --------------------------------------------
                                    By:    Julius Genachowski
                                    Its:   Senior Vice President, General
                                           Counsel and Secretary
                                    Address:    152 West 57th Street
                                                New York, NY  10019
                                    Fax:        (212) 314-7329
                                    Telephone:  (212) 314-7330